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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 1999


                         ALLIANCE FINANCIAL CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                     0-15366                    16-1276885
------------------------------   -----------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


65 Main Street, P.O. Box 5430, Cortland, New York                 13045-5430
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   (Address of Principal Executive Offices)                       (Zip code)


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

     On July 21, 1999, Alliance Financial Corporation, a New York corporation (the "Registrant"), issued a press release to announce that its Board of Directors authorized the Registrant to repurchase up to an aggregate of 300,000 shares of its common stock, par value $1.00 per share. The full text of such press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

       Exhibit No.                            Description
       -----------                            ------------
          99.1                      Press Release, dated July 21, 1999,
                                             of the Registrant






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ALLIANCE FINANCIAL CORPORATION



                          By:       /s/ DAVID R. ALVORD
                              ---------------------------------
                              Name: David R. Alvord
                              Title: President and Co-Chief Executive Officer